================================================================================

                                  SCHEDULE 14A
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                        SELIGMAN VALUE FUND SERIES, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------
    (5)  Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials:____________________________

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1)  Amount previously paid:

    ---------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    (3)  Filing Party:

    ---------------------------------------------------------------------------
    (4)  Date Filed:

    ---------------------------------------------------------------------------

                       Seligman Value Fund Series, Inc.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

     For questions about the proposals or voting your shares, please call Georgeson Shareholder Communications, Inc., the Series' proxy solicitor,
                           toll-free at           .

                   Notice of Special Meeting of Shareholders
                        to be held on November 1, 2002

To the Shareholders:

    A Special Meeting of Shareholders (the "Meeting") of Seligman Value Fund Series, Inc., a Maryland corporation (the "Series"), will be held at 100 Park Avenue, on November 1, 2002 at 10:00 A.M. The Series is comprised of two funds, Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund (each, a "Fund" and collectively, the "Funds"). The Meeting is being held for the following purposes:

    (1) To elect twelve Directors;

    (2) To ratify or reject the selection of Deloitte & Touche LLP as auditors of the Series for 2002;

    (3) To act on proposals to amend or eliminate certain of the Funds' fundamental investment restrictions; and

    (4) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

    The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                          By order of the Board of Directors,

                                          /s/ Frank J Nasta

                                                          Secretary
Dated: New York, New York, September   , 2002

                               -----------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


Please indicate your vote on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions. In order to avoid the additional expense of further solicitation, we ask your cooperation in responding promptly. A Proxy will not be required for admission to the Meeting.

                                                             September   , 2002

                       Seligman Value Fund Series, Inc.

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
        Special Meeting of Shareholders to be held on November 1, 2002

    This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Value Fund Series, Inc. (the "Series") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, on November 1, 2002. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy
will first be mailed to shareholders on or about September   , 2002.

    The Fund is comprised of two series, Seligman Large-Cap Value Fund ("Large-Cap Value Fund") and Seligman Small-Cap Value Fund ("Small-Cap Value Fund") (each, a "Fund" and collectively, the "Funds"). The table below outlines the specific proposals that will be submitted to the shareholders of each Fund:

                    Proposal                             Shareholders Entitled to Vote
                    --------                             -----------------------------
(1) To elect twelve Directors                     Shareholders of both Funds vote together for
                                                  each nominee

(2) To ratify or reject the selection of Deloitte Shareholders of both Funds vote together
    Touche LLP as auditors of the Series for
    2002

(3) To act on proposals to amend or eliminate     Shareholders of each Fund vote separately
    certain of the Funds' fundamental invest-
    ment restrictions

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted (i) for the election of twelve Directors, (ii) for the ratification of the selection of auditors, (iii) for proposals to amend or eliminate certain of the Funds' fundamental investment restrictions, and (iv) at the discretion of the Proxy holders, on such other matters as may lawfully come before the

Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to the Series (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting, submitting a subsequent telephone vote, submitting a subsequent internet vote or giving notice in person at the Meeting.

    The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Large-Cap Value Fund had outstanding 8,669,560 shares of Class A capital stock, 8,156,319 shares of Class B capital stock, 5,871,613 shares of Class C capital stock, 3,382,563 shares of Class D capital stock and 377,434 shares of Class I capital stock and the Small-Cap Value Fund had outstanding 7,293,200 shares of Class A capital stock, 7,774,747 shares of Class B capital stock, 2,417,493 shares of Class C capital stock, 3,616,499 shares of Class D capital stock and 341,697 shares of Class I capital stock, each share being entitled to one vote. All such classes of each Fund will vote together as a single class on all matters brought before the Meeting.

    For all matters on which a vote of a majority of the outstanding voting securities of a Fund is required (Proposal 3), an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required (Proposal 2) and for the election of Directors (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

    In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by November 1, 2002, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

    Each Fund's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). Each Fund's distributor is Seligman Advisors, Inc. Each Fund's shareholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. Each Fund will furnish, without charge, a copy of its most recent annual report to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450.

    If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Fund undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.

                           A. Election of Directors
                                 (Proposal 1)

    The Series' Board of Directors (the "Board") is presently comprised of twelve Directors. At the Meeting, these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

    It is the intention of the persons named in the accompanying form of Proxy to vote for the election of John R. Galvin, Paul C. Guidone, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, Leroy C. Richie, James Q. Riordan, Robert L. Shafer, James N. Whitson and Brian T. Zino. Each of the foregoing individuals has consented to be a nominee. Each of the nominees, with the exception of Messrs. Guidone and Richie, previously has served as a Director of the Series since its inception. Messrs. Guidone and Richie were elected by the Board on May 16, 2002 and September 21, 2000, respectively. Each of the nominees has been recommended by the Director Nominating Committee of the Board.

    Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

  Information about each of the Directors of the Series appears below.

                  INFORMATION REGARDING NOMINEES FOR ELECTION

                                                                                                             Number of
                                                                                                           Portfolios in
                                                                                                               Fund
                                                                                                            Complex to
   Name (Age) and       Length of Time             Principal Occupation(s) During Past 5 Years,             be Overseen
Position With Series* Served as Director               Directorships and Other Information                  by Director
--------------------- ------------------ ----------------------------------------------------------------- -------------
  Independent Director Nominees

 John R. Galvin (73)     1997 to Date    Dean Emeritus, Fletcher School of Law and Diplomacy at                 61
      Director                           Tufts University, Medford, MA. General Galvin is a Director or
       [PHOTO]                           Trustee of each of the investment companies of the Seligman
                                         Group of Funds.+ He is also Chairman Emeritus of the American
                                         Council on Germany. He was formerly a Governor of the Center for Creative Leadership; a Director of Raytheon Company
                                         (defense and commercial electronics); and a Trustee of the
                                         Institute for Defense Analysis. From June 1987 to June 1992, he
                                         was the Supreme Allied Commander, Europe and the
                                         Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)    1997 to Date    President Emeritus, Sarah Lawrence College, Bronxville, NY.            61
      Director                           Dr. Ilchman is a Director or Trustee of each of the investment
       [PHOTO]                           companies of the Seligman Group of Funds.+ She is also Director of the Jeannette K. Watson Summer Fellowships (summer
                                         internships for college students); a Trustee of Save the Children
                                         (nonprofit child-assistance organization) and the Committee for
                                         Economic Development; a Governor of the Court of Governors,
                                         London School of Economics; and a Director of the Public
                                         Broadcasting Service (PBS). She was formerly the Chairman of the Rockefeller Foundation (charitable foundation) and a Director of New York Telephone Company.

                                                                                                                Number of
                                                                                                              Portfolios in
                                                                                                                  Fund
                                                                                                               Complex to
    Name (Age) and        Length of Time              Principal Occupation(s) During Past 5 Years,             be Overseen
  Position With Fund*   Served as Director                Directorships and Other Information                  by Director
  -------------------   ------------------ ------------------------------------------------------------------ -------------

Frank A. McPherson (69)    1997 to Date    Retired Chairman of the Board and Chief Executive Officer               61
       Director                            of Kerr-McGee Corporation, Oklahoma City, OK (a
        [PHOTO]                            diversified energy company). Mr. McPherson is a Director or
                                           Trustee of each of the investment companies of the Seligman
                                           Group of Funds.+ He is also a Director of Conoco Inc. (oil and gas exploration and production), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma
                                           Chapter of the Nature Conservancy, Oklahoma Medical Research
                                           Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City
                                           Public Schools Foundation and Oklahoma Foundation for
                                           Excellence in Education. He was formerly a Director of
                                           Kimberly-Clark Corporation (consumer products).

  John E. Merow (72)       1997 to Date    Retired Chairman and Senior Partner, Sullivan & Cromwell,               61
       Director                            New York, NY (law firm). Mr. Merow is a Director or Trustee of
        [PHOTO]                            each of the investment companies of the Seligman Group of
                                           Funds.+ He is also a Director of Commonwealth Industries, Inc.
                                           (manufacturer of aluminum sheet products); Director and
                                           Treasurer of the Foreign Policy Association; Director Emeritus of
                                           the Municipal Art Society of New York; Trustee and Secretary of
                                           the U.S. Council for International Business; Trustee of New
                                           York-Presbyterian Hospital; Trustee and Vice Chairman of New
                                           York-Presbyterian Healthcare System, Inc.; and a Member of the
                                           American Law Institute and Council on Foreign Relations.

                                                                                                              Number of
                                                                                                            Portfolios in
                                                                                                                Fund
                                                                                                             Complex to
  Name (Age) and       Length of Time              Principal Occupation(s) During Past 5 Years,              be Overseen
Position With Fund*  Served as Director                Directorships and Other Information                   by Director
-------------------  ------------------ ------------------------------------------------------------------- -------------

Betsy S. Michel (60)    1997 to Date    Attorney, Gladstone, NJ. Ms. Michel is a Director or Trustee of          61
      Director                          each of the investment companies of the Seligman Group of
      [PHOTO]                           Funds.+ She is a Trustee of the Geraldine R. Dodge Foundation
                                        (charitable foundation) and World Learning, Inc. (charitable foundation). She was formerly Chairman of the Board of Trustees of St. George's School (Newport, RI).

Leroy C. Richie (60)    2000 to Date    Chairman and Chief Executive Officer, Q Standards                        60
      Director                          Worldwide, Inc., Birmingham, MI (library of technical
      [PHOTO]                           standards). Mr. Richie is a Director or Trustee of each of the investment companies of the Seligman Group of Funds,+ with the exception of Seligman Cash Management Fund, Inc. He is also a
                                        Director of Kerr-McGee Corporation (a diversified energy
                                        company) and Infinity, Inc. (oil and gas services and exploration);
                                        and Director and Chairman of Highland Park Michigan Economic
                                        Development Corp. He was formerly a Trustee of New York
                                        University Law Center Foundation; Vice Chairman of the Detroit
                                        Medical Center and the Detroit Economic Growth Corp; and
                                        Chairman and Chief Executive Officer of Capital Coating
                                        Technologies, Inc. (applied coating technologies). From 1990 through 1997, Mr. Richie was Vice President and General
                                        Counsel, Automotive Legal Affairs, of Chrysler Corporation.

                                                                                                             Number of
                                                                                                           Portfolios in
                                                                                                               Fund
                                                                                                            Complex to
   Name (Age) and       Length of Time             Principal Occupation(s) During Past 5 Years,             be Overseen
 Position With Fund*  Served as Director               Directorships and Other Information                  by Director
 -------------------  ------------------ ----------------------------------------------------------------- -------------

James Q. Riordan (75)    1997 to Date    Director, various organizations, Stuart, FL. Mr. Riordan is a          61
      Director                           Director or Trustee of each of the investment companies of the
       [PHOTO]                           Seligman Group of Funds.+ He is also a Director or Trustee of the
                                         Houston Exploration Company (oil exploration) and the
                                         Committee for Economic Development. He was formerly Vice
                                         Chairman of Mobil Corporation (petroleum and petrochemicals);
                                         Co-Chairman of the Policy Council of the Tax Foundation; a
                                         Director and President of Bekaert Corporation (high-grade steel cord, wire and fencing products); and a Director or Trustee of
                                         Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc.
                                         (business and financial news), KeySpan Corporation (diversified energy and electric company), the Brooklyn Museum and the
                                         Public Broadcasting Service (PBS).

Robert L. Shafer (70)    1997 to Date    Retired Vice President of Pfizer Inc., New York, NY                    61
      Director                           (pharmaceuticals). Mr. Shafer is a Director or Trustee of each of
       [PHOTO]                           the investment companies of the Seligman Group of Funds.+
                                         From 1987 through 1997, Mr. Shafer was a Director of USLIFE
                                         Corporation (life insurance).

James N. Whitson (67)    1997 to Date    Retired Executive Vice President and Chief Operating Officer           61
      Director                           of Sammons Enterprises, Inc., Dallas, TX (diversified holding
       [PHOTO]                           company). Mr. Whitson is a Director or Trustee of each of the investment companies of the Seligman Group of Funds.+ He is also a Director and Consultant of Sammons Enterprises, Inc. and
                                         a Director of C-SPAN (cable television networks) and
                                         CommScope, Inc. (manufacturer of coaxial cable).

                                                                                                                 Number of
                                                                                                               Portfolios in
                                                                                                                   Fund
                                                                                                                Complex to
     Name (Age) and         Length of Time             Principal Occupation(s) During Past 5 Years,             be Overseen
   Position With Fund*    Served as Director               Directorships and Other Information                  by Director
   -------------------    ------------------ ----------------------------------------------------------------- -------------
  Interested Director Nominees

 Paul C. Guidone ** (44)   May 2002 to Date  Managing Director and Chief Investment Officer, J. & W.                60
        Director                             Seligman & Co. Incorporated, New York, NY. Mr. Guidone is
         [PHOTO]                             a Director or Trustee of each of the investment companies of the
                                             Seligman Group of Funds,+ with the exception of Seligman Cash
                                             Management Fund, Inc. He is also a member of the Association of
                                             Investment Management and Research, the New York Society of
                                             Security Analysts and the London Society of Investment
                                             Professionals. He was formerly Deputy Chairman and Group
                                             Chief Executive Officer of HSBC Asset Management and, prior to that, Managing Director and Chief Investment Officer of
                                             Prudential Diversified Investments.

William C. Morris** (64)     1997 to Date    Chairman, J. & W. Seligman & Co. Incorporated, New York,               61
Director, Chairman of the                    NY. Mr. Morris is Chairman and Chief Executive Officer of each
     Board and Chief                         of the investment companies of the Seligman Group of Funds;+
    Executive Officer                        Chairman of Seligman Advisors, Inc. and Seligman Services, Inc.
         [PHOTO]                             (broker-dealer); and a Director of Seligman Data Corp. He is also
                                             Chairman of Carbo Ceramics Inc. (manufacturer of ceramic
                                             proppants for oil and gas industry) and a Director of Kerr-McGee
                                             Corporation (a diversified energy company).

                                                                                                            Number of
                                                                                                          Portfolios in
                                                                                                              Fund
                                                                                                           Complex to
   Name (Age) and        Length of Time            Principal Occupation(s) During Past 5 Years,            be Overseen
 Position With Fund*   Served as Director              Directorships and Other Information                 by Director
 -------------------   ------------------ --------------------------------------------------------------- -------------

 Brian T. Zino** (49)     1997 to Date    Director and President, J. & W. Seligman & Co.                       61
Director and President                    Incorporated, New York, NY. Mr. Zino is President of each of
       [PHOTO]                            the investment companies of the Seligman Group of Funds,+ with the exception of Seligman Quality Municipal Fund, Inc. and
                                          Seligman Select Municipal Fund, Inc. He is also a Director or
                                          Trustee of each of the investment companies of the Seligman
                                          Group of Funds; Chairman of Seligman Data Corp.; and a
                                          Director of Seligman Advisors, Inc. and Seligman Services, Inc.
                                          (broker-dealer). He is also a Member of the Board of Governors of the Investment Company Institute and Chairman of ICI Mutual
                                          Insurance Company.

--------
+ The Seligman Group of Funds consists of twenty-three registered investment companies (comprising sixty-one portfolios), including the Series.
* The address for each nominee is 100 Park Avenue, New York, New York 10017. ** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Series, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with the Manager and its affiliates.

    Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute each Fund's shares.

Beneficial Ownership of Shares of the Fund and Funds of Complex

    As of September   , 2002, the nominees beneficially owned shares of each
Fund and the investment companies of the Seligman Group of Funds as follows:

  Large-Cap Value Fund

                                                                      Aggregate Dollar Range of
                                                                            Shares Owned
                                           Dollar Range of Common      in Funds Overseen or to
                                                Shares of the              be Overseen by
            Name of Nominee                 Fund Owned by Nominee     Nominee in Seligman Group
            ---------------               -------------------------   -------------------------

Independent Director Nominees

John R. Galvin
Alice S. Ilchman
Frank A. McPherson
John E. Merow
Betsy S. Michel
Leroy C. Richie
James Q. Riordan
Robert L. Shafer
James N. Whitson

Interested Director Nominees

Paul C. Guidone
William C. Morris
Brian T. Zino

  Small-Cap Value Fund

                                                                      Aggregate Dollar Range of
                                                                            Shares Owned
                                           Dollar Range of Common      in Funds Overseen or to
                                                Shares of the              be Overseen by
            Name of Nominee                 Fund Owned by Nominee     Nominee in Seligman Group
            ---------------               -------------------------   -------------------------

Independent Director Nominees

John R. Galvin
Alice S. Ilchman
Frank A. McPherson
John E. Merow
Betsy S. Michel
Leroy C. Richie
James Q. Riordan
Robert L. Shafer
James N. Whitson

Interested Director Nominees

Paul C. Guidone
William C. Morris
Brian T. Zino

    As of September   , 2002, all Directors and officers of the Series as a
group owned beneficially less than 1% of each Fund's shares.

    As of September   , 2002, none of the independent Director nominees or
their immediate family members owned any shares of the Manager or Seligman Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

Board Committees

    The Board of Directors met six times during the Fund's 2001 fiscal year. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Series as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

    Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Series. The Committee met five times during the Fund's 2001 fiscal year. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel.

    Audit Committee. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met twice during the Fund's 2001 fiscal year. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel.

    Director Nominating Committee. This Committee recommends to the Board persons to be nominated for election as Directors by the shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Series. The Committee met once during the Fund's 2001 fiscal year. Members of this Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman.

Executive Officers of the Series

    Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

Name (Age) and Position   Term of Office and
   With the Series*     Length of Time Served** Principal Occupation During Past Five Years
--------------------------------------------------------------------------------------------

Neil T. Eigen (59)           1997 to Date       Mr. Eigen is a Managing Director of the
Vice President and                              Manager. He is also Vice President of
Portfolio Manager                               Seligman Portfolios, Inc. and Portfolio
                                                Manager of its Seligman Large-Cap Value
                                                Portfolio and Seligman Small-Cap Value
                                                Portfolio. He was formerly Senior Managing
                                                Director, Chief Investment Officer and
                                                Director of Equity Investing at Bear Stearns
                                                Asset Management from January 1990 to
                                                January 1997.

Lawrence P. Vogel (46)     VP: 1997 to Date     Mr. Vogel is Senior Vice President and
Vice President            Treas: 2000 to Date   Treasurer, Investment Companies, of the
and Treasurer                                   Manager and is Vice President and
                                                Treasurer of each of the investment
                                                companies of the Seligman Group of Funds
                                                and of Seligman Data Corp. He was
                                                formerly Senior Vice President, Finance, of
                                                the Manager, Seligman Advisors, Inc. and
                                                Seligman Data Corp.; Vice President and
                                                Treasurer of Seligman International, Inc.;
                                                Vice President of Seligman Services, Inc.;
                                                and Treasurer of Seligman Henderson Co.

Name (Age) and Position   Term of Office and
   With the Series*     Length of Time Served**  Principal Occupation During Past Five Years
----------------------------------------------------------------------------------------------

  Thomas G. Rose (44)        2000 to Date       Mr. Rose is Senior Vice President, Finance,
  Vice President                                of the Manager, Seligman Advisors, Inc. and
                                                Seligman Data Corp. He is Vice President
                                                of each of the investment companies of
                                                the Seligman Group of Funds. He is also
                                                Vice President of Seligman International, Inc.
                                                and Seligman Services, Inc. Formerly, he
                                                was Treasurer of each of the investment
                                                companies of the Seligman Group of Funds
                                                and Seligman Data Corp.

  Frank J. Nasta (37)        1997 to Date       Mr. Nasta is General Counsel, Senior Vice
  Secretary                                     President, Law and Regulation and
                                                Corporate Secretary of the Manager. He is
                                                Secretary of each of the investment
                                                companies of the Seligman Group of
                                                Funds. He is also Corporate Secretary of
                                                Seligman Advisors, Inc., Seligman
                                                Services, Inc., Seligman International, Inc.
                                                and Seligman Data Corp. He was formerly
                                                Corporate Secretary of Seligman
                                                Henderson Co.

--------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.
** All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Remuneration of Directors and Officers

    Directors of the Series who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Series and the other investment companies in the Seligman Group of Funds. For the fiscal year ended December 31, 2001, the Series paid
each Director a retainer fee of $     per year. In addition, such Directors are
paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephone attendance at certain meetings), the amount of which is shared by the Series and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Directors may elect to defer receipt of their fees pursuant to the Series' Deferred Compensation Plan for Directors. Total directors' fees paid by the Series for the fiscal year ended December 31, 2001 were as follows:

Number of Directors                                             Aggregate Direct
     in Group       Capacity in which Remuneration was Received   Remuneration

--------------------------------------------------------------------------------
        10              Directors and Members of Committees         $16,809

    Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2001 were as follows:

                    Aggregate   Pension or Retirement Benefits Total Compensation From
                   Compensation   Accrued as Part of Series        Series and Fund
Name               From Series             Expenses                   Complex*
----               ------------ ------------------------------ -----------------------
John R. Galvin       $ 1,732                 -0-                       $94,500
Alice S. Ilchman       1,623                 -0-                        88,500
Frank A. McPherson     1,678                 -0-                        90,000
John E. Merow+         1,732                 -0-                        94,500
Betsy S. Michel        1,732                 -0-                        91,500
James C. Pitney+       1,623                 -0-                        87,000
Leroy C. Richie        1,766                 -0-                        90,000
James Q. Riordan       1,623                 -0-                        87,000
Robert L. Shafer       1,568                 -0-                        85,500
James N. Whitson+      1,732                 -0-                        93,000
                     -------
                     $16,809
                     =======

    No compensation is paid by the Series to Directors or officers of the Funds who are employees of the Manager.
--------
* In fiscal year 2001 there were twenty-three registered investment companies (compromising sixty-one portfolios) of the Seligman Group of Funds.

+ Mr. Merow, who had deferred receiving his fees from the Funds and other investment companies of the Seligman Group of Funds from 1991 up to 1997,
   had balances as of December 31, 2001 of $       and $      , with respect to
   the Large-Cap Value Fund and Small-Cap Value Fund, respectively, in his deferred plan account, including earnings. Mr. Pitney, who had deferred receiving his fees from the Funds and other investment companies of the Seligman Group of Funds from 1991 up to 1993, had balances as of December
   31, 2001 of $       and $      , with respect to the Large-Cap Value Fund
   and Small-Cap Value Fund, respectively, in his deferred plan account, including earnings. Mr. Pitney retired from the Board effective May 16, 2002. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Funds and other investment companies of the Seligman Group of Funds. As
   of December 31, 2001, Mr. Whitson had deferred $       and $      , with
   respect to the Large-Cap Value Fund and Small-Cap Value Fund, respectively, including earnings.

    The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the nominees.

           The Board Unanimously Recommends that You Vote "FOR" the Election of Each of the Nominees to Serve as Director of the Series.

             B. Ratification or Rejection of Selection of Auditors
                                 (Proposal 2)

    The Audit Committee of the Board has recommended, and the Board, including a majority of those members who are not "interested persons" of the Series (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Series for 2002. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

    Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Series. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Series and provided tax-related services to the Series. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager and Seligman Data Corp., the shareholder service agent for the Series, which is partially owned by certain other investment companies in the Seligman Group of Funds (together, the "Affiliated Service Providers").

    In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Series of non-audit services to the Series or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                         Fees for Services to the Fund

    Audit Fees. For the fiscal year ended December 31, 2001, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $86,500.

    Financial Information Systems Design and Implementation Fees.  None.

    All Other Fees. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $4,000 for tax-related services.

             Fees for Services to the Affiliated Service Providers

    Financial Information Systems Design and Implementation Fees.  None.

    All Other Fees. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $119,800 for all other non-audit services rendered on behalf of the Manager, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $87,500 related to attestation and internal control compliance testing, $11,800 related to tax compliance and consultation services and $20,500 related to other services.

    The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

 The Board Unanimously Recommends that You Vote "FOR" the Ratification of the
         Selection of Deloitte & Touche LLP as Auditors of the Series.

           C._Proposals to Amend or Eliminate Certain of the Funds'
                      Fundamental Investment Restrictions
                            (Proposals 3(a) - 3(m))

    The Board has approved, and recommends that shareholders of each Fund approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of each Fund.

    The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, that may be changed only by shareholder vote. The Board has analyzed each Fund's current fundamental restrictions and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide each Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable each Fund to operate more efficiently and make it easier to monitor its own compliance.

    The proposed revisions to the Funds' fundamental restrictions are described below. The proposals are organized in three categories:

   .  Fundamental restrictions that the Board recommends amending,

   . Fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and

   .  Fundamental restrictions that the Board recommends eliminating.

    Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the Funds. The advantages of making a restriction non-fundamental are discussed below.

    Exhibit A contains those of the Funds' current fundamental restrictions for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders are requested to vote on each proposal separately.

    Although the proposed changes will allow each Fund greater flexibility to respond to future investment opportunities, most of the proposed changes are not expected to modify the way the Funds are currently managed. The Manager has recommended to the Board and the Board has authorized each Fund, subject to shareholder approval, to invest in other investment companies and certain options for certain limited purposes in managing that Fund, as discussed below. However, the use of any other types of options or any other types of derivative instruments is subject to the prior approval of the Board. The Board does not anticipate that the proposed changes, individually or in the aggregate, will materially change the level of risk associated with investing in either Fund, although the use of certain commodities and options contracts by a Fund would involve the risk of loss, and to the extent the Board, in the future, authorizes the use of other investment techniques their use may result in losses to a Fund. Nor does the Board anticipate that the proposed changes will, individually or in the aggregate, materially change the manner in which each Fund is managed. If they are adopted, the Funds will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.

    For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of a Fund is required for the adoption of such proposal with respect to that Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

    If any proposal is not approved by shareholders of a Fund, then the applicable current fundamental restriction of that Fund, as set forth in Exhibit A, will remain unchanged.

              Proposals to Amend Certain Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide each Fund with greater flexibility so as to respond to future legal, regulatory, market or technical changes. The Board believes that the Funds should be provided with the maximum flexibility permitted by law to pursue its investment objective. Fundamental restrictions may be changed only by a vote of the shareholders.

Proposal 3(a): To Amend Each Fund's Fundamental Restriction Regarding Investments in Commodities

    Each Fund currently has a fundamental restriction that prohibits it from purchasing or selling commodities and commodity futures contracts.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow each Fund to purchase or sell commodities or commodities contracts to the extent permissible under applicable law and interpretations, as they may be amended from time to time. The Manager is currently not aware of any laws that restrict either Fund's ability to purchase or sell commodities or commodities contracts, although each Fund would be required to satisfy certain requirements as described in Proposal 3(c) in order to purchase or sell such instruments. In addition, regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool" for registered investment companies, such as the Funds, provided that the investment company's transactions in commodities and commodities contracts are for the purpose of hedging (to protect a portfolio against declines in value) or fall within specified limits and certain other requirements are satisfied. The Board has adopted a non-fundamental restriction, set forth in Exhibit A, that each Fund may invest in commodities and commodities contracts only to the extent permissible under this exemption. The Board has also adopted a non-fundamental policy regarding the Funds' use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for a Fund to engage in transactions in options and other derivatives if they are of the type that the Fund has not previously utilized.

    Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the Funds have no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys a financial futures contract, and the contract is settled in cash, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for the underlying asset or index and the future market price, or index value, if the future market price or index value is higher. If the future market price or index value is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the contract. In addition, options may be purchased and sold on futures contracts. Funds typically utilize financial futures contracts and options related to such contracts for hedging or investment purposes.

    If shareholders approve this proposal, the Manager intends to seek Board approval for each Fund to utilize certain futures contracts and options thereon and potentially other types of derivative instruments that could be viewed as commodities or commodities contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity would be subject to prior approval of the Board and further subject to the limits imposed by the exemption from the Commodity Exchange Act, as described above. Using these financial instruments and similar instruments for investment purposes can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Fund could lose more than the amount of its original investment. For example, a Fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, the Fund could lose substantially more than this original margin deposit. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to a Fund, and only after any of those activities are described in the Funds' Prospectus or Statement of Additional Information filed with the SEC.

Proposal 3(b): To Amend Each Fund's Fundamental Restriction Regarding the Purchase of Securities on Margin

    Each Fund currently has a fundamental restriction that prohibits it from purchasing securities on margin.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to provide that the Funds may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemption therefrom which may be granted by the SEC.

    A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call", pursuant to which the fund must either deposit additional cash collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

    The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction will not have an immediate effect on the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.

Proposal 3(c): To Amend Each Fund's Fundamental Restriction Regarding Borrowing

    Each Fund currently has a fundamental restriction that prohibits it from issuing "senior securities" or borrowing money, except for temporary or emergency purposes in an amount not to exceed 15% of the value of its total assets. In addition, a Fund may not purchase additional portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow each Fund to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the Funds' ability to engage in such transactions.

    The Funds' present fundamental restriction on borrowing is more restrictive than the limitations imposed by the 1940 Act. The 1940 Act effectively permits an open-end fund to borrow an amount up to one-half of its net assets, without limitation on the purpose of the borrowing. These borrowings must be from banks. The 1940 Act also permits a fund to borrow up to an additional 5% of its total assets for temporary purposes. These temporary borrowings may be from a bank or other sources. There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

    Currently, the Funds' only arrangement for borrowing is their participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for the Funds to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit. In addition, the Board has adopted a non-fundamental restriction that is similar to each Fund's current fundamental restriction. This non-fundamental restriction limits borrowings by each Fund to 15% of its total assets, but without limitation as to purpose. Any proposal to increase the amount a Fund is authorized to borrow will be subject to Board approval. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

Proposal 3(d): To Amend Each Fund's Fundamental Restriction Regarding Lending

    Each Fund currently has a fundamental restriction that prohibits it from making loans, with the exception of loans of portfolio securities. Other exceptions to this restriction include the purchase of notes, bonds or other evidences of indebtedness, and the entry into repurchase agreements or deposits with banks, to the extent that these may be considered loans.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow each Fund to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other restrictions on the Funds' ability to make loans.

    Lending of portfolio securities may result in income to a Fund, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose a Fund to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.

    The Manager may in the future recommend to the Board and to the boards of directors of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible for a Fund only if that Fund's current fundamental restriction regarding lending is revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

Proposal 3(e): To Amend Each Fund's Fundamental Restriction Regarding
Underwriting

    Each Fund currently has a fundamental restriction that prohibits it from underwriting the securities of other issuers, except insofar as it may be deemed an underwriter when purchasing or selling portfolio securities.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow each Fund to underwrite the securities of other issuers to the extent such Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in disposing of a portfolio security or in connection with investments in other investment companies.

    The primary purpose of the proposal is to clarify that the Funds are not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, the Funds may technically be considered underwriters under the federal securities laws.

    Revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

Proposal 3(f): To Amend Each Fund's Fundamental Restriction Regarding Purchases or Sales of Real Estate

    Each Fund currently has a fundamental restriction that prohibits it from purchasing or holding any real estate. Investing in securities secured by real estate or interests therein, or issued by persons (including real estate investment trusts) that deal in real estate or interests therein, however, are exempted from this restriction.

    The Board recommends that this restriction be amended, as set forth in Exhibit A. The purpose of this change is to conform the wording of this restriction to those of the other funds in the Seligman Group. The amendment will not have any effect on either Fund's investment authority. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

Proposal 3(g): To Amend Each Fund's Fundamental Restriction Regarding Diversification

    Each Fund currently has a fundamental restriction that prohibits it, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities. Each Fund is also prohibited, with respect to the same 75% of its total assets, from owning more than 10% of the outstanding voting securities of any issuer.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow each Fund to make any investment consistent with its classification as diversified investment companies under the 1940 Act.

    Each Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of a Fund's total assets, the Fund invests in cash, cash items, obligations of the US government, its agencies, or instrumentalities, securities of other investment companies and "other securities". These "other securities" (which, in practice, represent substantially all of a Fund's portfolio) are subject to two additional requirements. Specifically, a Fund may not invest more than 5% of its total assets in the securities of a single issuer, and it may not hold more than 10% of an issuer's outstanding voting securities.

    The Board believes, in view of the similarity of the existing restriction to the statutory requirements applicable to a diversified fund, that compliance with the statutory requirements provides sufficient protection for shareholders from the risks of holding securities of too few issuers in a Fund's portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that each Fund perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, each Fund would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of a Fund's assets in a single issuer's securities would increase that Fund's exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of investing more than 5% of either Fund's total assets in the securities of any one issuer.

    Revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

Proposal 3(h): To Amend Each Fund's Fundamental Restriction Regarding Industry Concentration

    Each Fund currently has a fundamental restriction that prohibits it from investing more than 25% of its total assets at market value in the securities of issuers in any one industry, except securities issued or guaranteed by the US Government, its agencies or instrumentalities.

    The Board recommends that this restriction be amended, as set forth in Exhibit A, to clarify that this 25% limitation on industry concentration is a "25% or more" limitation and not a "more than 25%" limitation.

    A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

    Since the proposed amendment to the existing fundamental restriction is more of a clarification than a substantive change, revising this fundamental restriction is not expected to affect the day-to- day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

Proposals to Eliminate Certain Fundamental Restrictions Because the Board has Adopted Similar Non-Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. In each case, the Board has adopted a similar non-fundamental restriction. The Board believes that the Funds should be provided with the maximum flexibility permitted by law to pursue their investment objectives. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the Funds' Prospectus or Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way a Fund is managed. The Board believes the Funds will benefit from having these restrictions as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law, regulations or the market, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.

Proposal 3(i): To Eliminate Each Fund's Fundamental Restriction Regarding Short Sales

    Each Fund currently has a fundamental restriction that prohibits it from selling securities short.

    Certain state laws previously required funds to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit A, to allow each Fund to sell securities short or maintain short positions to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Funds' ability to engage in short sales, although the Funds would be required to satisfy certain requirements as described in Proposal 3(c) in order to engage in short sales.

    In a short sale, a fund sells a security it does not own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

    The use of short sales by the Funds could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when a Fund enters into the short position and the date when that Fund closes the short position.

    Because the Manager does not currently intend to seek Board approval to sell securities short or maintain a short position, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.

Proposal 3(j): To Eliminate Each Fund's Fundamental Restriction Regarding Control or Management of Any Company

    Each Fund currently has a fundamental restriction that prohibits it from investing to control or manage any company.

    Certain state laws previously required funds to have a fundamental restriction concerning investing to control or manage a company, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit A, to allow each Fund to invest for the purpose of controlling or managing any company to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Funds' ability to invest for the purpose of controlling or managing any company.

    If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. The recommended change will allow the Funds to make such acquisitions, under circumstances that the Manager deems appropriate. If a Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

    The Manager does not currently intend to seek Board approval to invest for the purpose of controlling or managing any company. Therefore, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. The Manager may seek Board approval to invest for this purpose in the future, however, if appropriate investment opportunities arise.

                Proposals to Eliminate Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. Eliminating these restrictions will provide the Funds with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the Funds should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the Funds and to conform the restrictions to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restrictions listed below would be in the best interests of the Funds.

Proposal 3(k): To Eliminate the Fund's Fundamental Restriction Regarding Transactions in Options

    Each Fund currently has a fundamental restriction that prohibits it from writing or purchasing put or call options. The exception to this restriction permits the Funds to purchase put options for hedging purposes as approved by the Board and as described in the Funds' Prospectus and Statement of Additional Information.

    The Board recommends that this restriction be eliminated to allow each Fund to engage in options transactions to the extent they are permissible under applicable law. The Manager is currently not aware of any laws that restrict the Funds' ability to engage in options transactions, although the Funds would be required to satisfy certain requirements as described in Proposal 3(c) in order to engage in options transactions. As discussed below, the Board has adopted a non-fundamental operating policy regarding the Funds' use of derivatives, under which the Funds may not engage in new types of derivative transactions, including those involving options, without the Board's approval.

    An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

    Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

    Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested (i.e., the premium). A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price).

    Under the Funds' derivatives policy, the Manager must seek Board approval for a Fund to engage in transactions in options and other derivatives if they are of a type that the Fund has not previously utilized. Pursuant to this policy, the Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Funds be permitted to purchase put options, call options, put spreads and collars, and to sell covered call options (i.e., where a Fund owns the underlying security). Because of the substantial risks involved in options transactions, options strategies will be permissible only if the Manager and the Board determine that their use is advisable. If this fundamental restriction is eliminated, the Funds' use of options strategies that the Board has approved will broaden the scope of the securities or instruments in which the Funds may invest and may affect the day-to-day management of the Funds and their investment performance.

Proposal 3(l): To Eliminate Each Fund's Fundamental Restriction Regarding Investment in Other Investment Companies

    Each Fund currently has a fundamental restriction that prohibits it from purchasing securities of open-end or closed-end investment companies, except as permitted by the 1940 Act and other applicable law or for the purpose of hedging the Series' obligations under its deferred compensation plan for directors.

    The Board recommends that this restriction be eliminated because it imposes no restrictions other than those imposed independently by applicable law and is therefore superfluous.

    The Funds would continue to remain subject to the limitations on investments in other investment companies imposed by the 1940 Act. Under the 1940 Act, investment in securities issued by other investment companies is strictly limited; however, a fundamental restriction regarding investment in other investment companies is not required. In brief, absent special relief from the SEC, the 1940 Act prohibits each Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

    If a Fund invests in other investment companies, that Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to its own expenses.

    The Board has approved the Manager's request that each Fund be permitted to invest, from time to time, in exchange-traded funds ("ETFs"), within the limits prescribed by the 1940 Act, if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. Investments in ETFs are relatively liquid and may be attractive to the Funds at certain times. For example, a Fund might temporarily invest cash in an ETF before the cash is used to meet redemption requests or to pay dividends. In this way, the cash may be invested in securities that the Manager expects to earn a return that is better aligned with the Fund's investment objective than alternative short-term investments.

    Eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

Proposal 3(m): To Eliminate Each Fund's Fundamental Restriction Regarding Mortgages and Pledges

    Each Fund currently has a fundamental restriction that prohibits it from mortgaging or pledging any of its assets except to the extent necessary to effect permitted borrowings on a secured basis.

    The Board recommends that this restriction be eliminated to allow each Fund to mortgage or pledge its assets to the extent permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to mortgage or pledge assets. The Funds may pledge assets in connection with certain borrowings and derivatives transactions, but any such pledges are not expected to constitute a significant part of either Fund's investment activities.

    Mortgages and pledges of assets can involve substantial risks. In particular, if a Fund were to default on its payment obligation under an instrument that is secured by a mortgage or pledge of the Fund's assets, the counterparty could foreclose on those assets. The loss of the assets could adversely affect that Fund's performance. However, the Manager has advised the Board that it does not expect transactions involving mortgages or pledges to become a significant part of either Fund's investment activity.

   The Board Unanimously Recommends that You Vote "FOR" Proposals 3(a)-3(m).

                               D. Other Matters

    The Series knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

    A shareholder proposal intended to be represented at any meeting called in the future must be received by the Series within a reasonable time before the solicitation for that meeting is made. Otherwise the Series will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Series, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.

                                  E. Expenses

    The Series will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Series, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Series may reimburse persons holding shares of a Fund in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in soliciting shareholders on behalf of the Fund at an anticipated cost of $ , plus expenses, payable by the Series.

                                          By order of the Board of Directors,
                                          /s/ Frank J Nasta
                                                  Secretary

                               -----------------

    It is important that Proxies be returned promptly. All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. You may also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions. A Proxy is not required for admission to the Meeting.

                                   EXHIBIT A

         FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

    The following chart outlines the Funds' current fundamental restrictions for which revisions are proposed, and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 3(a) through 3(m) in the Proxy Statement.

                  Current Restrictions                              Proposed Restrictions
-------------------------------------------------------------------------------------------------------
(a) Each Fund may not purchase or sell                Each Fund may not purchase or sell
    commodities and commodity futures contracts.      commodities or commodity contracts, except to
                                                      the extent permissible under applicable law and
                                                      interpretations, as they may be amended from
                                                      time to time.

                                                      In addition, the Board has adopted the following
                                                      non-fundamental policy: Each Fund may
                                                      purchase and sell commodities and commodity
                                                      contracts only to the extent that such activities
                                                      do not result in that Fund being a "commodity
                                                      pool" as defined in the Commodity Exchange
                                                      Act and the Commodity Futures Trading
                                                      Commission's regulations and interpretations
                                                      thereunder.

                                                      Each Fund has adopted the following non-
                                                      fundamental policy: The Manager must seek
                                                      Board approval to invest in any new type of
                                                      commodity if it is of the type a Fund has not
                                                      previously utilized.
-------------------------------------------------------------------------------------------------------
(b) Each Fund may not purchase securities on          Each Fund may not purchase securities on
    "margin".                                         margin except as permitted by the 1940 Act or
                                                      any rule thereunder, any SEC or SEC staff
                                                      interpretations thereof or any exemptions
                                                      therefrom which may be granted by the SEC.
-------------------------------------------------------------------------------------------------------
(c) Each Fund may not issue senior securities or      Each Fund may not issue senior securities or
    borrow money, except for temporary or             borrow money, except as permitted by the 1940
    emergency purposes in an amount not to exceed     Act or any rule thereunder, any SEC or SEC
    15% of the value of its total assets. A Fund will staff interpretations thereof or any exemptions
    not purchase any securities while outstanding     therefrom which may be granted by the SEC.
    borrowings are greater than 5% of the value of
    its total assets.                                 In addition, the Board has adopted the following
                                                      non-fundamental policy: Each Fund may not
                                                      borrow more than 15% of the value of its total
                                                      assets.
-------------------------------------------------------------------------------------------------------

                  Current Restrictions                              Proposed Restrictions
--------------------------------------------------------------------------------------------------------
(d) Each Fund may not make loans, except loans of     Each Fund may not make loans, except as
    portfolio securities and except to the extent the permitted by the 1940 Act or any rule
    purchase of notes, bonds or other evidences of    thereunder, any SEC or SEC staff
    indebtedness, the entry into repurchase           interpretations thereof or any exemptions
    agreements or deposits with banks may be          therefrom which may be granted by the SEC.
    considered loans.
--------------------------------------------------------------------------------------------------------
(e) Each Fund may not underwrite securities of        Each Fund may not underwrite the securities of
    other issuers, except insofar as a Fund may be    other issuers, except insofar as that Fund may be
    deemed an underwriter when purchasing or          deemed an underwriter under the 1933 Act in
    selling portfolio securities.                     disposing of a portfolio security or in
                                                      connection with investments in other investment
                                                      companies.
--------------------------------------------------------------------------------------------------------
(f) Each Fund may not purchase or hold any real       Each Fund may not purchase or hold any real
    estate except each Fund may invest in securities  estate, except it may invest in securities secured
    secured by real estate or interests therein or    by real estate or interests therein or issued by
    issued by persons (including real estate          persons (including real estate investment trusts)
    investment trusts) which deal in real estate or   which deal in real estate or interests therein.
    interests therein.
--------------------------------------------------------------------------------------------------------
(g) Each Fund may not, as to 75% of the value of its  Each Fund may not make any investment
    total assets, invest more than 5% of its total    inconsistent with its classification as a
    assets (taken at market) in securities of any one diversified company under the 1940 Act.
    issuer, other than the US Government, its
    agencies or instrumentalities or buy more than
    10% of the outstanding voting securities of any
    issuer.
--------------------------------------------------------------------------------------------------------
(h) Each Fund may not invest more than 25% of its     Each Fund may not invest 25% or more of its
    total assets at market value in the securities of total assets, at market value, in the securities
    issuers of any one industry except securities     of issuers in any particular industry, provided
    issued or guaranteed by the US Government, its    that this limitation shall exclude securities
    agencies or instrumentalities.                    issued or guaranteed by the US Government or
                                                      any of its agencies or instrumentalities.
--------------------------------------------------------------------------------------------------------
(i) Each Fund may not make "short sales" of           The restriction has been adopted as a non-
    securities.                                       fundamental restriction and will be eliminated
                                                      as a fundamental restriction.
--------------------------------------------------------------------------------------------------------
(j) Each Fund may not invest to control or manage     The restriction has been adopted as a non-
    any company.                                      fundamental restriction and will be eliminated
                                                      as a fundamental restriction.
--------------------------------------------------------------------------------------------------------

                  Current Restrictions                          Proposed Restrictions
------------------------------------------------------------------------------------------------
(k) Each Fund may not write or purchase put or       The restriction will be eliminated.
    call, options except that a Fund may purchase    Each Fund has adopted the following non-
    put options for hedging purposes as approved by  fundamental policy: The Manager must seek the Series' Board of Directors and as described  Board approval to invest in any new type of
    in the Prospectus and Statement of Additional    option if it is of the type a Fund has not
    Information.                                     previously utilized.
------------------------------------------------------------------------------------------------
(l) Each Fund may not purchase securities of open-   The restriction will be eliminated.
    end or closed-end investment companies, except
    as permitted by the 1940 Act and other
    applicable law or for the purpose of hedging the
    Series' obligations under its deferred
    compensation plan for directors.
------------------------------------------------------------------------------------------------
(m) Each Fund may not mortgage or pledge any of      The restriction will be eliminated.
    its assets, except to the extent necessary to
    effect permitted borrowings on a secured basis.
------------------------------------------------------------------------------------------------

                       Seligman Value Fund Series, Inc.
                                  Managed by
                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

                                   SELIGMAN
                                  VALUE FUND
                                 SERIES, INC.

Seligman Large-Cap Value Fund
Seligman Small-Cap Value Fund

         Notice of Special Meeting of Shareholders and Proxy Statement

 Time: November 1, 2002
       10:00 A.M.

Place: Offices of the Fund
       100 Park Avenue
       New York, NY 10017

 Please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States. You can also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions.

                                  [LOGO] J&WS

PROXY

                          SELIGMAN LARGE-CAP VALUE FUND
                                   a Series of
                        SELIGMAN VALUE FUND Series, INC.
                       100 Park Avenue, New York, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN VALUE FUND SERIES, INC., to be held November 1, 2002 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible.

Mark each vote with an X in the box. (Continued on the reverse side)





                                       DATED                           , 2002
                                                 ----------------------

                                       ---------------------------------------
                                       Signature

                                       ---------------------------------------
                                       Signature

                                       Please sign exactly as your name(s)
                                       appear(s) on this proxy. Only one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-----------------------------------------------    -------------------------------------------------------
               VOTE BY TELEPHONE                                  VOTE BY TELEPHONE
1.   Read the Proxy Statement and have this          1.   Read the Proxy Statement and have this
      card on hand                                         card on hand
2.   Call toll-free 1-800-690-6903                   2.   Go to www.proxyweb.com
3.   Enter the control number shown on the           3.   Enter the control number shown on the
      reverse side and follow the simple                   reverse side and follow the simple
      instructions                                         instructions
4.   Keep this card for your records                 4.   Keep this card for your records
-----------------------------------------------      -----------------------------------------------------


Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING         1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  John R. Galvin               07) William C. Morris                                       for individual
       02)  Paul C. Guidone              08) Leroy C. Richie                                         nominees listed
       03)  Alice S. Ilchman             09) James Q. Riordan
       04)  Frank A. McPherson           10) Robert L. Shafer
       05)  John E. Merow                11) James N. Whitson
       06)  Betsy S. Michel              12) Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------

                                                                       FOR             AGAINST              ABSTAIN
2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]              2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding investments in commodities.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding the purchase of securities on
       margin.

3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding borrowing.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding lending.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding underwriting.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding purchases or sales of real estate.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding diversification.

3(h).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(h).
       restriction regarding industry concentration.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding short sales.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding control or management of any
       company.

3(k).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(k).
       restriction regarding transactions in options.

3(l).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in other investment
       companies.

3(m).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(m).
       restriction regarding mortgages and pledges.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                          SELIGMAN SMALL-CAP VALUE FUND
                                  a Series of
                        SELIGMAN VALUE FUND SERIES, INC.
                       100 Park Avenue, New York, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN VALUE FUND SERIES, INC., to be held November 1, 2002 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR all proposals. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box. (Continued on the reverse side)





                              DATED                          , 2002
                                    -------------------------

                              ---------------------------------------
                              Signature

                              ---------------------------------------
                              Signature

                              Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

------------------------------------------    -----------------------------------------
               VOTE BY TELEPHONE                           VOTE BY TELEPHONE

1. Read the Proxy Statement and have this     1. Read the Proxy Statement and have this
   card on hand                                  card on hand
2. Call toll-free 1-800-690-6903              2. Go to www.proxyweb.com
3. Enter the control number shown on the      3. Enter the control number shown on the
   reverse side and follow the simple            reverse side and follow the simple
   instructions                                  instructions
4. Keep this card for your records            4. Keep this card for your records
------------------------------------------    -----------------------------------------

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1. ELECTIONS OF DIRECTOR NOMINEES:                  [ ] FOR        [ ] WITHOLD    [ ] WITHOLDING  1.
                                                    all nominees   all nominees   AUTHORITY
   01) John R. Galvin        07) William C. Morris                                for individual
   02) Paul C. Guidone       08) Leroy C. Richie                                  nominees listed
   03) Alice S. Ilchman      09) James Q. Riordan
   04) Frank A. McPherson    10) Robert L. Shafer
   05) John E. Merow         11) James N. Whitson
   06) Betsy S. Michel       12) Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING
AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------


                                                                  FOR   AGAINST   ABSTAIN
2.    Ratification of the selection of Deloitte & Touche LLP      [ ]     [ ]       [ ]     2.
      as Auditors.

3(a). To approve amendments to the Fund's fundamental             [ ]     [ ]       [ ]   3(a).
      restriction regarding investments in commodities.

3(b). To approve amendments to the Fund's fundamental             [ ]     [ ]       [ ]   3(b).
      restriction regarding the purchase of securities on
      margin.

3(c).  To approve amendments to the Fund's fundamental            [ ]     [ ]       [ ]   3(c).
       restriction regarding borrowing.

3(d).  To approve amendments to the Fund's fundamental            [ ]     [ ]       [ ]   3(d).
       restriction regarding lending.

3(e).  To approve amendments to the Fund's fundamental            [ ]     [ ]       [ ]   3(e).
       restriction regarding underwriting.

3(f).  To approve amendments to the Fund's fundamental            [ ]     [ ]       [ ]   3(f).
       restriction regarding purchases or sales of real
       estate.

3(g).  To approve amendments to the Fund's fundamental            [ ]     [ ]       [ ]   3(g).
       restriction regarding diversification.

3(h).  To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]   3(h).
       restriction regarding industry concentration.

3(i).  To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]   3(i).
       restriction regarding short sales.

3(j).  To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]   3(j).
       restriction regarding control or management of any
       company.

3(k).  To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]   3(k).
       restriction regarding transactions in options.

3(l).  To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]   3(l).
       restriction regarding investment in other investment
       companies.

3(m).  To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]   3(m).
       restriction regarding mortgages and pledges.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

                                       3